ARTICLES OF AMENDMENT TO THE ARTICLES
                               OF INCORPORATION OF
                          THE NETWORK CONNECTION, INC.

                                 ---------------

     These Amended Articles of Incorporation (the "Amendment") are being executed as of October 23, 1998, for the purpose of amending the Articles of Incorporation of The Network Connection, Inc. (the "Company"), pursuant to
Section 14-2-602 of the Georgia Business Corporation Code.

     NOW, THEREFORE, the undersigned hereby certifies as follows:

     FIRST: The name of the Corporation is The Network Connection, Inc.

     SECOND: That, pursuant to authority conferred upon the Board of Directors by the Article of Incorporation, said Board of Directors, at a meeting of the Board of Directors, adopted a resolution providing for the creation of one thousand and five-hundred (1,500) shares of 8% Series B Convertible Preferred Stock, which resolution is as follows:

     RESOLVED, that pursuant to Article V of the Articles of Incorporation of the Company, there be and hereby is authorized and created one series of Preferred Stock, hereby designated as Series B 8% Convertible Preferred Stock to consist of one thousand and five-hundred (1,500) shares with a par value of $.01 per share and a stated value of $1,000.00 per share (the "Stated Value"), and that the designations, preferences and relative, participating, optional or other rights of the Series B 8% Convertible Preferred Stock (the "Series B Preferred Stock") and qualifications, limitations or restrictions thereof, shall be as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1 Definitions. The terms defined in this Article whenever used in this Amendment have the following respective meanings:

     (a) "Additional Capital Shares" has the meaning set forth in Section
6.1(c).

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     (b) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     (c) "Average Price" per share of Common Stock means the average of the closing bid prices as reported on the Nasdaq SmallCap Market ("NASDAQ") for the lowest five of the twenty Trading Days immediately preceding the Conversion Date.

     (d) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

     (e) "Capital Shares" means the Common Shares and any other shares of any other class or series of common stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

     (f) "Closing Date" means October 23, 1998.

     (g) "Closing Price" per share of Common Stock means the closing bid price as reported on the NASDAQ for the Trading Day immediately preceding the Closing Date.

     (h) "Common Shares" or "Common Stock" means shares of common stock, $.001 par value, of the Corporation.

     (i) "Common Stock Issued at Conversion" when used with reference to the securities issuable upon conversion of the Series B Preferred Stock, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Series B Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

     (j) "Conversion Date" means any day on which all or any portion of shares of the Series B Preferred Stock is converted in accordance with the provisions hereof.

     (k) "Conversion Notice" has the meaning set forth in Section 6.2.

     (l) "Conversion Price" means on any date of determination the applicable price for the conversion of


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shares of Series B Preferred Stock into Common Shares on such day as set forth in Section 6.1.

     (m) "Conversion Ratio" on any date means determination of the applicable percentage of the Market Price for conversion of shares of Series B Preferred Stock into Common Shares on such day as set forth in Section 6.1.

     (n) "Corporation" means The Network Connection, Inc., a Georgia corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

     (o) "Current Market Price" on any date of determination means the closing price of a Common Share on such day as reported on the NASDAQ.

     (p) "Default Dividend Rate" shall be equal to the Preferred Stock Dividend Rate plus an additional 4% per annum.

     (q) "Holder" means The Shaar Fund Ltd., any successor thereto, or any Person to whom the Series B Preferred Stock is subsequently transferred in accordance with the provisions hereof.

     (r) "Market Disruption Event" means any event that results in a material suspension or limitation of trading of Common Shares on the NASDAQ.

     (s) "Market Price" per Common Share means the average of the closing prices of the Common Shares as reported on the NASDAQ for the five Trading Days in any Valuation Period.

     (t) "Maximum Rate" has the meaning set forth in Section 7.3(b).

     (u) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any


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

Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

     (v) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     (w) "Registration Rights Agreement" means that certain Registration Rights Agreement of even date herewith between the Corporation and The Shaar Fund Ltd.

     (x) "SEC" means the United States Securities and Exchange Commission.

     (y) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     (z) "Securities Purchase Agreement" means that certain Securities Purchase Agreement of even date herewith between the Corporation and The Shaar Fund Ltd.

     (aa) "Series B Preferred Stock" means the Series B 8% Convertible Preferred Stock of the Corporation or such other convertible Preferred Stock exchanged therefor as provided in Section 2.1.

     (bb) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

     (cc) "Trading Day" means any day on which purchases and sales of securities authorized for quotation on the NASDAQ are reported thereon and on which no Market Disruption Event has occurred.

     (dd) "Valuation Event" has the meaning set forth in Section 6.1.

     (ee) "Valuation Period" means the five Trading Day period immediately preceding the Conversion Date.

     All references to "cash" or "$" herein means


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

currency of the United States of America.

                                    ARTICLE 2
                                    RESERVED

                                    ARTICLE 3
                                      RANK

     SECTION 3.1

     The Series B Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than "Pari Passu Securities" (collectively, with the Common Stock, "Junior Securities"); and (iii) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series B Preferred Stock ("Pari Passu Securities").


                                    ARTICLE 4
                                    DIVIDENDS

     SECTION 4.1

     (a) (i) The Holder shall be entitled to receive, the Board of Directors shall be obligated to declare and the Corporation shall be obligated to pay, out of funds legally available for the payment of dividends, dividends (subject to Sections 4(a)(ii)) at the rate of 8% per annum (computed on the basis of a 360-day year) (the "Dividend Rate") on the Liquidation Value (as defined below) of each share of Series B Preferred Stock on and as of the most recent Dividend Payment Due Date (as defined below) with respect to each Dividend Period (as defined below). Dividends on the Series B Preferred Stock shall be cumulative from the date hereof, whether or not declared for any reason, including if such declaration is prohibited under any outstanding indebtedness or borrowings of the Corporation or any of its Subsidiaries, or any other contractual provision binding on the Corporation or any of its Subsidiaries, and whether or not there shall be funds legally available for the payment thereof.



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

     (ii) Each dividend shall be payable in equal quarterly amounts on each March 31, June 30, September 30 and December 31 of each year (each, a "Dividend Payment Due Date"), commencing December 31, 1998, to the holders of record of shares of the Series B Preferred Stock, as they appear on the stock records of the Corporation at the close of business on any record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. For the purposes hereof, "Dividend Period" means the quarterly period commencing on and including the day after the immediately preceding Dividend Payment Date and ending on and including the immediately subsequent Dividend Payment Date. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Due Date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (iii) At the option of the Corporation, the dividend shall be paid in cash or through the issuance of duly and validly authorized and issued, fully paid and non-assessable, freely tradeable shares of the Common Stock valued at the Market Price. The Common Stock to be issued in lieu of cash payments shall be registered for resale in the Registration Statement to be filed by the Corporation to register the Common Stock issuable upon conversion of the shares of Series B Preferred Stock and exercise of the Warrants as set forth in the Registration Rights Agreement. Notwithstanding the foregoing, until such Registration Statement has been declared effective under the Securities Act by the SEC, payment of dividends on the Series B Preferred Stock shall be in cash.

     (b) The Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series B Preferred Stock. Except as provided in this Article 4, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be in arrears.

     (c) So long as any shares of the Series B Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Pari Passu Securities for any period unless full cumulative dividends required to be paid in cash have been or contemporaneously are declared



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

and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of Pari Passu Securities. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series B Preferred Stock and all dividends declared upon any other class or series of Pari Passu Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock and accumulated and unpaid on such Pari Passu Securities.

     (d) So long as any shares of the Series B Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Corporation or any subsidiary, (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, unless in each case (i) the full cumulative dividends required to be paid in cash on all outstanding shares of the Series B Preferred Stock and any other Pari Passu Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series B Preferred Stock and all past dividend periods with respect to such Pari Passu Securities, and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series B Preferred Stock and the current dividend period with respect to such Pari Passu Securities.


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

                                    ARTICLE 5
                             LIQUIDATION PREFERENCE

     SECTION 5.1

     (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series B Preferred Stock, subject to Article 5, shall have received the Liquidation Preference (as defined in Section 5.1(c)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.



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

     (b) At the option of each Holder, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such transaction an amount equal to 120% of the Liquidation Preference with respect to each outstanding share of Series B Preferred Stock in accordance with and subject to the terms of this Article 5; provided, that all holders of Series B Preferred Stock shall be deemed to elect the option set forth above if at least a majority in interest of such holders elect such option. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

     (c) For purposes hereof, the "Liquidation Preference" with respect to a share of the Series B Preferred Stock shall mean an amount equal to the sum of
(i) the Stated Value thereof, plus (ii) the aggregate of all accrued and unpaid dividends on such share of Series B Preferred Stock until the most recent Dividend Payment Date; provided that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause
(ii) above shall be calculated by including accrued and unpaid dividends to the actual date of such liquidation, dissolution or winding up, rather than the Dividend Payment Due Date referred to above.


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

                                    ARTICLE 6
                          CONVERSION OF PREFERRED STOCK

     SECTION 6.1 Conversion; Conversion Price. At the option of the Holder, the shares of Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time, and from time to time, (i) from and after a date 30 days from the date hereof until a date 60 days from the date hereof at a Conversion Price equal to the lower of the (a) the Closing Price or (b) 80.0% of the Average Price, (ii) from and after a date 61 days from the date hereof until a date 90 days from the date hereof at a Conversion Price equal to the lower of the (a) the Closing Price or (b) 77.5% of the Average Price and (iii) from and after a date 61 days from the date hereof at a Conversion Price equal to the lower of the (a) the Closing Price or (b) 75% of the Average Price. At the Corporation's option, the amount of accrued and unpaid dividends as of the Conversion Date shall not be subject to conversion but instead may be paid in cash as of the Conversion Date; if the Corporation elects to convert the amount of accrued and unpaid dividends at the Conversion Date into Common Stock, the Common Stock issued to the Holder shall be valued at the Conversion Price.

     The number of shares of Common Stock due upon conversion of Series B Preferred Stock shall be (i) the number of shares of Series B Preferred Stock to be converted, multiplied by (ii) the Stated Value and divided by (iii) the applicable Conversion Price.

     Within two (2) Business Days of the occurrence of a Valuation Event, the Corporation shall send notice (the "Valuation Event Notice") of such occurrence to the Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately following the occurrence of such Valuation Event and end on the Conversion Date; provided that, if a Valuation Event occurs on the fifth day of any Valuation Period, then the Conversion Price shall be the Current Market Price of the Common Shares on such day; and provided, further, that the Holder may, in its discretion, postpone such Conversion Date to a Trading Day which is no more than five (5) Trading Days after the occurrence of the latest Valuation Event by delivering a notification to the Corporation within two (2) Business Days of the receipt of the Valuation Event Notice. In the event that the Holder



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

deems the Valuation Period to be other than the five (5) Trading Days immediately prior to the Conversion Date, the Holder shall give written notice of such fact to the Corporation in the related Conversion Notice at the time of conversion.

For purposes of this Section 6.1, a "Valuation Event" shall mean an event in which the Corporation at any time during a Valuation Period takes any of the following actions:

     (a) subdivides or combines its Capital Shares;

     (b) makes any distribution of its Capital Shares;

     (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 6.1(a) and 6.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under employee benefit plans consistent with those presently in effect and issuances under presently outstanding warrants, options or convertible securities, to officers, directors or employees of the Company, or otherwise under the Company's 1994 Employee Stock Option Plan or non-employee Director Stock Option Plan;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect immediately prior to such issuance;

     (e) issues any securities convertible into or exchangeable or exercisable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price in effect immediately prior to such issuance;

     (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders


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made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the foregoing Sections 6.1(a) through 6.1(e)); or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 6.1(a) through 6.1(f), inclusive, which in the opinion of the Corporation's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Preferred Stock.

     SECTION 6.2 Exercise of Conversion Privilege. (a) Conversion of the Series B Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion in the form annexed hereto as Annex I (the "Conversion Notice") to the Corporation. Each date on which a Conversion Notice is telecopied to and received by the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Preferred Stock and issue the Common Stock Issued at Conversion effective as of the Conversion Date. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. The Holder shall deliver the shares of Series B Preferred Stock to the Corporation by express courier within 30 days following the date on which the telecopied Conversion Notice has been transmitted to the Corporation. Upon surrender for conversion, the Preferred Stock shall be accompanied by a proper assignment hereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (X) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (Y) cash, as provided in
Section 6.3, in respect of any fraction of a Share issuable upon such conversion and (Z) cash in the amount of accrued and unpaid dividends as of the Conversion Date. Holder shall indemnify the Corporation for any damages to third parties as a result of a claim by such third party to ownership of the Preferred Stock converted


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prior to the receipt of the Preferred Srock by the Corporation. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Preferred Stock, as such, shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.4), to surrender the Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.50 shall be required to be given unless specifically requested by the Holder.

     (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 6.2 or (ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Preferred Stock into Common Shares, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly redeem the Series B Preferred Stock for cash at a redemption price equal to, in the case of (i), one hundred and twenty-five percent (125%) of the Stated Value thereof together with all accrued and unpaid dividends thereon and, in the case of (ii), one hundred and fifteen percent (115%) of the Stated Value thereof together with all accrued and unpaid dividends thereon (each, the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     SECTION 6.3 Fractional Shares. No fractional Common


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

Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series B Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.50 shall be required to be given unless specifically requested by the Holder.

     SECTION 6.4 Reclassification, Consolidation, Merger or Mandatory Share Exchange. At any time while the Series B Preferred Stock remains outstanding and any shares thereof have not been converted, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of the Series B Preferred Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of the Series B Preferred Stock) or in case of any consolidation, merger or mandatory share exchange of the Corporation with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of the Series B Preferred Stock), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation, or such successor, resulting or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder shall have the right to convert such new Series B Preferred Stock (upon terms and conditions not less favorable to the Holder than those in effect pursuant to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such reclassification, change, consolidation, merger, mandatory


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share exchange or sale or transfer. The provisions of this Section 6.4 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     SECTION 6.5 Adjustments to Conversion Ratio. For so long as any shares of the Series B Preferred Stock are outstanding, if the Corporation (i) issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price, (B) warrants or options with an exercise price representing a percentage of the Current Market Price with an exercise price on the date of issuance of the warrants or options that is lower than the Current Warrant Price (as defined in the Warrants (as defined in the Securities Purchase Agreement)) for the Holder, except for employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements, and (ii) grants the right to the purchaser(s) thereof to demand that the Corporation register under the Securities Act such Common Shares issued or the Common Shares for which such warrants or options may be exercised or such convertible, exchangeable or exercisable securities may be converted, exercised or exchanged, then the Conversion Ratio shall be reduced to equal the lowest of any such lower rates.


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

     SECTION 6.6 Optional Redemptions Under Certain Circumstances. (i) At anytime after the date of issuance of the Series B Preferred Stock until a date 60 days after the Closing Date, the Corporation, upon notice delivered to the Holder as provided in Section 6.7, may redeem the Series B Preferred Stock (but only with respect to such shares as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 6.2), at one hundred and three percent (103%) of the Stated Value thereof (the "Optional Redemption Price"), together with all accrued and unpaid dividends thereon to the date of redemption (the "Redemption Date"). (ii) At anytime after the date of issuance of the Series B Preferred Stock until the Mandatory Conversion Date (as defined below), the Corporation, upon notice delivered to the Holder as provided in
Section 6.7, may redeem the Series B Preferred Stock (but only with respect to such shares as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 6.2), at one hundred and thirty-five percent (135%) of the Stated Value thereof (the "Optional Redemption Price"), together with all accrued and unpaid dividends thereon to the Redemption Date; provided, however, that the Corporation may only redeem the Series B Preferred Stock under this Section 6.6(ii) if the Current Market Price is less than the Current Market Price on the Closing Date. Except as provided in Article 6 hereof, the Corporation shall not have the right to prepay or redeem the Series B Preferred Stock.

     SECTION 6.7 Notice of Redemption. Notice of redemption pursuant to Section
6.6 shall be provided by the Corporation to the Holder in writing (by registered mail or overnight courier at the Holder's last address appearing in the Corporation's security registry) not less than ten (10) nor more than thirty
(30) days prior to the Redemption Date, which notice shall specify the Redemption Date and refer to Section 6.6 (including, a statement of the Market Price per Common Share) and this Section 6.7.

     SECTION 6.8 Surrender of Preferred Stock. Upon any redemption of the Series B Preferred Stock pursuant to Sections 6.6 or 6.7, the Holder shall either deliver the Series B Preferred Stock by hand to the Corporation at its principal executive offices or surrender the same to the Corporation at such address by express courier. Payment of the Optional Redemption Price specified in Section
6.6 shall be made by the Corporation to the Holder against receipt of the Series B Preferred Stock (as provided in this Section

6.8) by wire transfer of immediately available funds to such account(s) as the Holder shall specify to the Corporation. If payment of such redemption price is not made in full by the Mandatory Redemption Date or the Redemption Date, as the case may be, the Holder shall again have the right to convert the Series B Preferred Stock as provided in Article 6 hereof.

     SECTION 6.9 Mandatory Conversion. On the third anniversary of the date of this Agreement (the "Mandatory Conversion Date"), the Corporation shall convert all Series B Preferred Stock outstanding at the Conversion Price. Notwithstanding the previous sentence, unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the NASDAQ or such other stock market as the Corporation shall be required to comply with, the Corporation shall not issue shares of Common Stock upon such conversion, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation (i) upon conversion of shares of the Series B Convertible Preferred Stock, (ii) upon exercise of the Warrants issued pursuant to the terms of the Securities Purchase Agreement and (iii) in payment of dividends on the Series B Convertible Preferred Stock, would equal or exceed twenty percent (20%) of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Closing Date (the "Maximum Issuance Amount"). In the event that a Mandatory Conversion would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall complete such Mandatory Conversion by (i) converting shares of Series B Convertible Preferred Stock which would result in the Corporation issuing shares of Common Stock equal to one less than an amount which would result in the Corporation issuing shares equal to the Maximum Issuance Amount and (ii) redeeming the remaining shares of Series B Convertible Preferred Stock in cash at a price equal to one hundred and thirty-five percent (135%) of the Stated Value of the shares of Series B Convertible Preferred Stock to be so redeemed, together with all accrued and unpaid dividends thereon to the date of such redemption.

     SECTION 6.10 Compliance with Section 13(d). Notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Company shall not have the obligation, to convert all or any portion of the Series B Convertible Preferred Stock (and the Company shall not have the right to pay dividends on the Series B Convertible

Preferred Stock in shares of common stock) if and to the extent that the issuance to the Holder of shares of common stock upon such conversion (or payment of dividends) would result in the Holder being deemed the "beneficial owner" of more than 5% of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series B Convertible Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series B Convertible Preferred Stock and the Holder shall have no interest in or rights under such Redemption Shares. Any and all dividends paid on or prior to the date of such determination shall be deemed dividends paid on the remaining shares of Series B Convertible Preferred Stock held by the Holder. Such redemption shall be for cash at a redemption price equal to the sum of (i) the Stated Value of the Redemption Shares and (ii) any accrued and unpaid dividends to the date of such redemption; provided, however, if the redemption is a result of the Mandatory Redemption pursuant to Section 6.9, the Corporation may either (i) (a) make such redemption in cash at a redemption price equal to the sum of (x) one hundred and thirty-five percent (135%) of the Stated Value of such shares and (y) any accrued and unpaid dividends to the date of such redemption or (ii) extend the Mandatory Conversion Date for a period of one year.

     SECTION 6.11 Shareholder Approval. Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the NASDAQ or such other stock market as the Corporation shall be required to comply with, the Corporation shall not issue shares of Common Stock (i) upon conversion of any shares of Series B Convertible Preferred Stock or (ii) as a dividend on the Series B Convertible Preferred Stock, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation (i) upon conversion of shares of the Series B Convertible Preferred Stock, (ii) upon exercise of the Warrants issued pursuant to the terms of the Securities Purchase Agreement and (iii) in payment of dividends on the Series B Convertible Preferred Stock, would equal or exceed twenty percent (20%) of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Closing Date (the "Maximum Issuance Amount"). In the event that a properly executed Conversion Notice is received by the Corporation which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall honor such conversion request by (i) converting the number of shares of Series B Convertible Preferred Stock stated in the Conversion Notice not in excess of the Maximum Issuance Amount and (ii) redeeming the number of shares of Series B Convertible Preferred Stock stated in the Conversion Notice equal to or in excess of the Maximum Issuance Amount in cash at a price equal to one hundred and twenty-five percent (125%) of the Stated Value of the shares of Series B Convertible Preferred Stock to be so redeemed, together with all accrued and unpaid dividends thereon. In the event that the Corporation shall elect to pay a dividend in shares of Common Stock which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall pay (i) a dividend in shares of Common Stock equal to one less than an amount which would result in the Corporation issuing shares equal to the Maximum Issuance Amount and (ii) the balance of the dividend in cash.

                                   ARTICLE 7
                                 VOTING RIGHTS

     The Holders of the Series B Preferred Stock have no voting power, except as otherwise provided by the Georgia Business Corporation Code ("GCL"), in this
Article 7, and in Article 8 below.

     Notwithstanding the above, the Corporation shall provide each Holder of Series B Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each Holder, at least thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such action is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     To the extent that under the GCL the vote of the holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series B Preferred Stock (except as otherwise may be required under the GCL) shall constitute the approval of such action by the class. To the extent that under the GCL holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series B Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other infirmation sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the GCL.


                                    ARTICLE 8
                              PROTECTIVE PROVISIONS

     So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the GCL) of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

     (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock;

     (b) create any new class or series of
capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series B Preferred Stock;

     (c) increase the authorized number of shares of Series B Preferred Stock;
or

     (d) do any act or thing not authorized or contemplated by this Amendment which would result in taxation of the holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

     In the event holders of at least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to subsection (a) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Amendment as they exist prior to such alteration or change or continue to hold their shares of Series B Preferred Stock.


                                    ARTICLE 9
                                  MISCELLANEOUS

     SECTION 9.1 Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 10.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     SECTION 9.2 Who Deemed Absolute Owner. The Corporation may deem the Person in whose name the Series B Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Preferred Stock for the purpose of receiving payment of dividends on the Series B Preferred Stock, for the conversion of the Series B Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series B Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

     SECTION 9.3 Notice of Certain Events. In the case of the occurrence of any event described in Sections 6.1, 6.6 or 6.7 of this Amendment, the Corporation shall cause to be mailed to the Holder of the Series B Preferred Stock at its last address as it appears in the Corporation's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days notice is not practicable, at the earliest practicable date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Series B Preferred Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Series B Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

     SECTION 9.4 Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series B Preferred Stock. Upon any transfer of the Series B Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series B Preferred Stock register.

     The Corporation may deem the person in whose name the Series B Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Preferred Stock for the purpose of receiving payment of dividends on the Series B Preferred Stock, for the conversion of the Series B Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon the Series B Preferred Stock to the extent of the sum or sums so paid or the conversion or conversions so made.

     SECTION 9.5 Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B Preferred Stock.

     SECTION 9.6 Headings. The headings of the Articles and Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed by its duly authorized officers on this 23 day of October, 1998.

                                          THE NETWORK CONNECTION, INC.



                                          By: ______________________________
                                             Name:
                                             Title:



                                          By: ______________________________
                                             Name:
                                             Title:



INITIAL
HOLDER

THE SHAAR FUND LTD.


By: _________________________
    Name:
    Title:

                                                                         ANNEX I

                           [FORM OF CONVERSION NOTICE]


TO:



     The undersigned owner of this Series B 8% Convertible Preferred Stock (the "Series B Preferred Stock") issued by The Network Connection, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series B Preferred Stock into shares of the common stock, $.001 par value, of the Corporation ("Common Stock"), in accordance with the terms of the Amendment. The undersigned hereby instructs the Corporation to convert the number of shares of the Series B Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Amendment. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series B Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Amendment.


Dated: _______________________

------------------------------------
               Signature


     Fill in for registration of Series B Preferred Stock:


Please print name and address
(including zip code number):


--------------------------------------------------